UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 28, 2007

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QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

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Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Offices) (Zip Code)

(305) 623-8700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On April 2, 2007, Quipp, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Annual Report on Form 10-K for the year ended December 31, 2006.

The narrative portions of Part III – Narrative and Part IV – Other Information) of the Form 12b-25 include the following (the Company is referred to as the “Registrant” in the Form 12b-25):

“Completion of the Registrant’s financial statements has been delayed due to the time and effort involved in compiling and analyzing information in order to:  (i) test for impairment of goodwill, in accordance with Statement of Financial Accounting Standards No. 142, and (ii) determine the extent to which a valuation allowance should be applied to the Company’s deferred tax assets, in accordance with Statement of Financial Accounting Standards No. 109.”

“Net sales for 2006 were $26,413,681, a 2.4% increase over net sales of $25,782,879 in 2005.

“Gross profit in 2006 was $6,824,605, an 8.8% increase over gross profit of $6,271,109 in 2005.

“Selling, general and administrative expenses will be substantially higher in 2006 than in 2005, principally due to a non-cash impairment charge of $2,590,847 against the Registrant’s goodwill. Other selling, general and administrative expenses for 2006 were $6,618,012. Selling, general and administrative expenses in 2005 were $5,999,955. If a valuation allowance is applied to the full amount of the deferred tax asset resulting from the goodwill impairment charge, the entire amount of the impairment charge will be reflected in net loss. Any further valuation allowance against other deferred tax assets would also affect net loss, but, like the goodwill impairment charge, will have no effect on the Registrant’s cash flow.”

Item 2.06

Material Impairments.

On March 28, 2007, the Chief Executive Officer and Chief Financial Officer, with the concurrence of the Board of Directors, determined that the Company’s goodwill was impaired. The determination was made in connection with the preparation of financial statements required to be included in the Company’s Form 10-K for the year ended December 31, 2006, and resulted from the Company’s annual impairment assessment pursuant to Statement of Financial Accounting Standards No. 142. The impairment charge is $2,590,847. However, the impairment charge will not result in any future cash expenditures.

The Company has not yet determined the extent to which it will record a deferred tax asset in connection with the impairment charge.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.
(Registrant)

By:	/s/ MICHAEL S. KADY
Michael S. Kady
President and Chief Executive Officer

Dated:  April 3, 2007

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